Exhibit 10.20.8

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

July 10, 2026

Amgen Inc.
One Amgen Center Drive
Thousand Oaks, California 91320-1799
United States
Attention: Corporate Secretary

Re: Waiver of Certain Rights Related to [*]-Targeting Molecules Under the Collaboration Agreement

Dear Sir or Madam:

Reference is made to the Collaboration Agreement, dated as of October 31, 2019, as amended (the “Collaboration Agreement”), by and among Amgen Inc. (“Amgen”), BeOne Medicines I GmbH (f/k/a BeiGene Switzerland GmbH) (“BeOne”) and, solely with respect to Section 13.6, BeOne Medicines Ltd. (f/k/a BeiGene, Ltd.). Capitalized terms used but not defined herein have the meanings ascribed to them in the Collaboration Agreement.

Amgen has notified BeOne that Amgen is undergoing discussions with a potential counterparty (“Counterparty”) regarding a [*] combination study (the “[*] Study”) with Amgen’s IMDELLTRA® and the Counterparty’s [*] (the “Counterparty [*] Product”).

In accordance with Section 15.16 (Waivers and Modifications) of the Collaboration Agreement, this letter serves to document BeOne’s and Amgen’s agreement that, with respect to the Counterparty [*] Product, the Distracting Program Restrictions under Article IX of the Collaboration Agreement are hereby irrevocably waived with respect to the [*] Study and all research, development (including any bridging study or other clinical trial), regulatory, manufacturing, and commercialization activities relating to the combination of IMDELLTRA® and the Counterparty [*] Product, in and outside of the Collaboration Territory, excluding any Excluded Activity. “Excluded Activity” means any arrangement, agreement or transaction pursuant to which Amgen or any of its Affiliates (a) sells, distributes, invoices or books revenue for the Counterparty [*] Product or (b) receives revenue, profit, royalty, milestone or other sales-based economics or payments in respect of the Counterparty [*] Product. For avoidance of doubt, Excluded Activity does not include (i) any co-promotion of IMDELLTRA® and the Counterparty [*] Product in combination, (ii) any activities related solely to IMDELLTRA® or (iii) any economics derived solely from sales of IMDELLTRA®.

Please acknowledge your agreement and consent to the foregoing by counter-signing this letter agreement in the space provided below and returning a copy to us.

[Signature Page Follows]

Yours sincerely,
BEONE MEDICINES I GMBH

/s/ Michael Schoen
By: Michael Schoen
Title: Managing Director

BEONE MEDICINES LTD.

/s/ Chan Lee
By: Chan Lee
Title: SVP, General Counsel and Corporate
Secretary

Acknowledged and agreed:
AMGEN INC.

/s/ Rachna Khosla
By: Rachna Khosla
Title: SVP, Business Development

BeOne Medicines I GmbH
Aeschengraben 27
4051 Basel, Switzerland
BeOneMedicines.com